August 1, 2012 Technology Issue	12 Months Ended
Dec. 31, 2012
August 1, 2012 Technology Issue
3.	August 1, 2012 Technology Issue

The Company experienced a technology issue at the opening of trading at the NYSE on August 1, 2012. This issue was related to the installation of trading software and resulted in the Company’s broker-dealer subsidiary, Knight Capital Americas LLC, sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market. Although this software was subsequently removed from the Company’s systems, the Company’s results for the year ended December 31, 2012 includes a $457.6 million trading loss which is included in Net trading revenues, and $7.0 million in related legal and professional fees which are included in Professional fees as a result of the technology issue.